Supplement Dated June 1, 2015

To the Prospectus dated May 1, 2015

Voya Equi-Select

Issued by Voya Insurance and Annuity Company

Through Its Separate Account EQ

This supplement updates the prospectus for your variable annuity contract and any subsequent supplements thereto.  Please read it carefully and keep it with your copy of the prospectus and SAI for future reference.  If you have any questions, please call Customer Service at 1‑800‑366‑0066.

NOTICE OF AND IMPORTANT INFORMATION REGARDING A FUND SUBSTITUTION

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Fidelity® VIP Equity-Income Portfolio.

The Securities and Exchange Commission issued an order to permit Voya Insurance and Annuity Company (the "Company") and its Separate Account EQ (the "Separate Account") to replace, effective on or about the close of business on August 14, 2015 (the “Substitution Effective Date”), the following "Replaced Fund" with the corresponding "Replacement Fund":

Replaced Fund	Replacement Fund
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Voya RussellTM Large Cap Value Index Portfolio (Class S)

The Replaced Fund is currently closed to new investments and transfers.  The Replacement Fund is available for new investments or transfers.

The following lists important information regarding the upcoming fund substitution:

•         Prior to the Substitution Effective Date, and for thirty days thereafter you may transfer amounts allocated to the subaccount that invests in the Existing Fund to any other available subaccount or any available fixed account free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers).  Withdrawals may be taken during the same period, but only in accordance with and subject to the terms and conditions of your Contract.

•         On the Substitution Effective Date, your investment in the subaccount that invests in the Existing Fund will automatically become an investment in the subaccount that invests in the Replacement Fund with an equal total net asset value.

•         You will not incur any fees or charges or any tax liability because of the substitution, and your Contract value immediately before the substitution will equal your Contract value immediately after the substitution.

•         The overall fees and expenses of the Replacement Fund are less than those of the Existing Fund.  The Replacement Fund’s fees and expenses, investment objective and information about the Replacement Fund's investment adviser/subadviser are more fully described in the Replacement Fund’s summary prospectus.

•         Prior to the Substitution Effective Date you will be sent a summary prospectus for the Replacement Fund.  Read this summary prospectus carefully before deciding what to do with amounts allocated to the Subaccount that invests in the Replacement Fund.  If you have not received one, or if you need another copy, please contact Customer Service at 1-800-366-0066.

•         After the Substitution Effective Date, the subaccount investing in the Existing Fund will no longer be available through the Contract and there will be no further disclosure regarding it in any future Contract prospectus or supplements to the Contract prospectus.  Unless you provide us with alternative allocation instructions, after the Substitution Effective Date all allocations directed to the subaccount that invested in the Existing Fund will be automatically allocated to the subaccount that invests in the Replacement Fund.  You may give us alternative allocation instructions at any time by contacting Customer Service at 1-800-366-0666.

X.EQUI-15	June 2015